UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐ Definitive Proxy Statement
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FireEye, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIREEYE, INC.
601 McCarthy Blvd.
Milpitas, CA 95035

ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 28, 2020

The following Notice of Change in Location and Format and related press release relate to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of FireEye, Inc. (“FireEye”) dated April 13, 2020 and made available to FireEye’s stockholders in connection with FireEye’s Annual Meeting of Stockholders to be held on Thursday, May 28, 2020. This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 6, 2020.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THE NOTICE AND PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION AND FORMAT
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 28, 2020

To the Stockholders of FireEye, Inc.:

Due to the continued public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from governmental authorities, NOTICE IS HEREBY GIVEN that the location and format of the Annual Meeting of Stockholders (the “Annual Meeting”) of FireEye, Inc. (“FireEye”) has been changed to a virtual-only meeting format. You will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will be held on Thursday, May 28, 2020 at 2:00 p.m. Pacific Time. There is no change to the items of business to be addressed at the Annual Meeting, which are described in FireEye’s proxy materials previously made available to stockholders on or about April 13, 2020. Online access to the meeting will begin at 1:00 p.m. Pacific Time.

Instructions to Attend the Virtual Annual Meeting

Stockholders of Record: Shares Registered in Your Name. If you were a holder of record of FireEye common stock at the close of business on March 30, 2020 (i.e., your shares were held in your own name in the records of FireEye’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”)), you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/287951276 and entering the 11-digit control number previously provided to you in your proxy materials and the meeting password. The password for the meeting is fireeye2020. If you are a stockholder of record and you have misplaced your 11-digit control number, please call AST at (800) 937-5449.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If you were a beneficial owner of FireEye common stock at the close of business on March 30, 2020 (i.e., you held your shares in "street name" through an intermediary, such as a bank, broker or other nominee), you must register in advance to attend the virtual Annual Meeting. To register, obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares. Then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual Annual Meeting website provided above. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting website. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5:00 p.m. Eastern Time on May 18, 2020. Submit your registration request and legal proxy by: (1) email to proxy@astfinancial.com; (2) facsimile to 718-765-8730, or (3) mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and you are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to attend the meeting.

Asking Questions

Stockholders who attend the virtual Annual Meeting will have an opportunity to submit questions electronically during the question and answer period after the conclusion of the formal business of the meeting. Questions that are substantially similar may be grouped and answered together to avoid repetition.

Voting Shares

If you have not voted your shares in advance of the virtual Annual Meeting, or if you wish to change your vote, you will be able to vote your shares electronically during the meeting by clicking on the link on the meeting site. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials for the meeting. If you have already voted, you do not need to vote again. The proxy card previously distributed will not be updated to reflect the change to a virtual format and may continue to be used to vote your shares in connection with the meeting.

Technical Difficulties

The virtual Annual Meeting website will be active one hour prior to the start of the meeting and stockholders are encouraged to log in to the meeting early. Only stockholders who have an 11-digit control number may attend the meeting and vote during the meeting. Stockholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance.

Availability of Stockholder List

Access to the list of stockholders of record entitled to vote at the virtual Annual Meeting for any purpose germane to the virtual Annual Meeting will be available for inspection, during the 10-day period immediately prior to the date of the virtual Annual Meeting, by any stockholder of record upon request by emailing Investor.Relations@fireeye.com with “Annual Meeting Stockholder List” in the subject line. Stockholders submitting any such request must include their 11-digit control number referred to above. In addition, during the virtual Annual Meeting, the list of stockholders will be available at https://web.lumiagm.com/287951276 to stockholders who attend the virtual Annual Meeting.

We thank you for your continued support of FireEye.

By order of the Board of Directors,

Kevin R. Mandia
Chief Executive Officer

Milpitas, California
May 6, 2020

PRESS RELEASE

FireEye Changes 2020 Annual Meeting of Stockholders to Virtual Format

MILPITAS, Calif. – May 6, 2020 – FireEye, Inc. (NASDAQ: FEYE), the intelligence-led security company, today announced that the location and format of its 2020 Annual Meeting of Stockholders has been changed to a virtual-only meeting format, due to the continued public health and safety concerns related to the coronavirus (COVID-19) pandemic and recommendations and orders from governmental authorities. Stockholders will not be able to attend the Annual Meeting in person.

As previously announced, the Annual Meeting will be held on Thursday, May 28, 2020 at 2:00 p.m. Pacific Time. There is no change to the items of business to be addressed at the Annual Meeting, which are described in FireEye’s proxy materials previously made available to stockholders in connection with the Annual Meeting.

Stockholders at the close of business on the record date, March 30, 2020, are entitled to participate in the virtual Annual Meeting. To be admitted to the virtual Annual Meeting at https://web.lumiagm.com/287951276, stockholders must enter the password “fireeye2020” and their 11-digit control number.

For stockholders who are “stockholders of record” and hold their shares in their own names directly with FireEye’s transfer agent, their 11-digit control number can be found in the proxy materials previously provided to them. For stockholders who are “beneficial owners” and hold their shares through a broker, bank or other nominee, they must obtain a control number by first obtaining a valid “legal proxy” from their broker, bank or other nominee and then registering, no later than 5:00 p.m. Eastern Time on May 18, 2020, to attend the virtual Annual Meeting through FireEye’s transfer agent, American Stock Transfer & Trust Company LLC. Obtaining a “legal proxy” may take several days and stockholders are advised to register as far in advance as possible. Directions for registering can be found in the Notice of Change of Location and Format of the 2020 Annual Meeting of Stockholders filed with the Securities Exchange Commission and also posted to the Investor Relations section of FireEye’s website at http://investors.fireeye.com/events.cfm.

Whether or not stockholders plan to attend the virtual Annual Meeting, FireEye urges stockholders to vote and submit their proxies in advance of the virtual Annual Meeting by one of the methods described in the proxy materials previously provided.

About FireEye, Inc.
FireEye is the intelligence-led security company. Working as a seamless, scalable extension of customer security operations, FireEye offers a single platform that blends innovative security technologies, nation-state grade threat intelligence, and world-renowned Mandiant® consulting. With this approach, FireEye eliminates the complexity and burden of cyber security for organizations struggling to prepare for, prevent, and respond to cyber attacks. FireEye has over 9,000 customers across 103 countries, including more than 50 percent of the Forbes Global 2000.

© 2020 FireEye, Inc. All rights reserved. FireEye and Mandiant are registered trademarks or trademarks of FireEye, Inc. in the United States and other countries. All other brands, products, or service names are or may be trademarks or service marks of their respective owners.

Media Inquiries:
Media.Relations@FireEye.com

Investor Inquiries:
Investor.Relations@FireEye.com